Exhibit 99.1

Concho Resources Inc. Announces Cash Tender Offer for Any and All of Its

Outstanding 5.5% Senior Notes due 2022 and 5.5% Senior Notes due 2023

Midland, Texas, September 13, 2017 — Concho Resources Inc. (NYSE: CXO) (“Concho” or the “Company”) today announced that it has commenced a cash tender offer (the “offer”) to purchase any and all of the outstanding senior notes listed in the following table at the cash purchase price shown in the column titled “Purchase Price per $1,000 of Notes.”

Issuer	Title of Security	CUSIP Numbers	Principal Amount Outstanding	Purchase Price per $1,000 of Notes
Concho Resources Inc.	5.5% Senior Notes due 2022	20605PAD3	$600,000,000	$1,029.34
	5.5% Senior Notes due 2023	20605PAE1	$1,550,000,000

Holders whose notes are purchased will also receive accrued and unpaid interest thereon from the last interest payment date up to, but not including, the initial settlement date, which is expected to be September 26, 2017.

The offer is being made pursuant to an Offer to Purchase dated today, a related Letter of Transmittal and a related Notice of Guaranteed Delivery, which set forth the complete terms and conditions of the offer.

The offer will expire at 5:00 PM ET on September 25, 2017, unless extended (the “Expiration Time”). Tendered notes may be withdrawn at any time before the Expiration Time. Holders of notes must validly tender and not validly withdraw their notes (or comply with the procedures for guaranteed late delivery) before the Expiration Time to be eligible to receive the consideration for their notes. Settlement for notes tendered prior to the Expiration Time and accepted for purchase will occur promptly after the Expiration Time. The initial settlement date is expected to be September 26, 2017, assuming that the offer is not extended or earlier terminated. The settlement date for any notes tendered pursuant to a Notice of Guaranteed Delivery is expected to be on September 28, 2017, subject to the same assumption, and payment for such notes would include accrued and unpaid interest thereon only to, but not including, the initial settlement date.

The offer for the notes is conditioned upon the satisfaction of certain conditions, including the completion of a contemporaneous notes offering by Concho on terms and conditions (including, but not limited to, the amount of proceeds raised in such offering) satisfactory to Concho. The offer is not conditioned upon any minimum amount of notes being tendered.

The offer may be amended, extended, terminated or withdrawn in Concho’s sole discretion.

There is no assurance that the offer will be subscribed for in any amount. Concho is exercising, concurrently with the launch of the offer, its right to optionally redeem any notes not purchased by it in the offer, at a price equal to 102.75% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, conditioned upon and subject to the completion of the contemporaneous notes offering referenced in the second preceding paragraph of this announcement. This announcement does not constitute a notice of redemption under the optional redemption provisions of the indenture governing the notes.

Concho has retained BofA Merrill Lynch to serve as the exclusive dealer manager for the offer. Questions regarding the terms of the offer may be directed to BofA Merrill Lynch by calling (980) 387-3907 (collect) or (888) 292-0070 (toll-free).

Concho has also retained D.F. King & Co., Inc. to serve as the tender agent and information agent for the offer.

The offer is being made pursuant to the terms and conditions contained in the Offer to Purchase, Letter of Transmittal and Notice of Guaranteed Delivery, copies of which may be obtained from D.F. King & Co., Inc., the tender agent and information agent for the offer, by calling (800) 714-3312 (toll free) or, for banks and brokers, (212) 269-5550 or emailing cxo@dfking.com. Copies of the Offer to Purchase, Letter of Transmittal and Notice of Guaranteed Delivery are also available at the following web address: http://www.dfking.com/cxo.

None of Concho, the dealer manager, the tender agent or the information agent makes any recommendation to any holder whether to tender or refrain from tendering any or all of such holder’s notes, and none of them has authorized any person to make any such recommendation. Holders are urged to evaluate carefully all information in the offer documents, consult their own investment and tax advisors and make their own decisions whether to tender notes.

This press release is neither an offer to purchase nor a solicitation of an offer to sell any notes in the offer. In addition, this press release is not an offer to sell or the solicitation of an offer to buy any securities issued in connection with any contemporaneous notes offering, nor shall there be any sale of the securities issued in such offering in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any such securities will be offered only by means of a prospectus, including a prospectus supplement relating to such securities, meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Concho Resources Inc.

Concho Resources Inc. is an independent oil and natural gas company engaged in the acquisition, development, exploration and production of oil and natural gas properties. The Company’s operations are focused in the Permian Basin of Southeast New Mexico and West Texas.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements contained in this press release specifically include statements, estimates and projections regarding the Company’s future financial position, operations, performance, business strategy, oil and natural gas reserves, drilling program, capital expenditure budget, liquidity and capital resources, the timing and success of specific projects, outcomes and effects of litigation, claims and disputes, derivative activities and potential financing. The words “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “could,” “may,” “foresee,” “plan,” “goal” or other similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements, which generally are not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on certain assumptions and analyses made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of performance. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include, without limitation, the risk factors discussed or referenced in the Company’s most recent Annual Report on Form 10-K and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017; risks relating to declines in, or the sustained depression of, the prices the Company receives for its oil and natural gas; uncertainties about the estimated quantities of oil and natural gas reserves; drilling, completion and operating risks; the effects of government regulation, permitting and other legal requirements, including new legislation or regulation of hydraulic fracturing and the export of oil and natural gas; environmental hazards, such as uncontrollable flows of oil, natural gas, brine, well fluids, toxic gas or other pollution into the environment, including groundwater contamination; difficult and adverse conditions in the domestic and global capital and credit markets; risks related to the concentration of the Company’s operations in the Permian Basin of southeast New Mexico and west Texas; disruptions to, capacity constraints in or other limitations on the pipeline systems that deliver the Company’s oil, natural gas liquids and natural gas and other processing and transportation considerations; the costs and availability of equipment, resources, services and qualified personnel required to perform the Company’s drilling, completion and operating activities; potential financial losses or earnings reductions from the Company’s commodity price risk-management program; risks and liabilities associated with acquired properties or businesses; uncertainties about the Company’s ability to successfully execute its business and financial plans and strategies; the adequacy of the Company’s capital resources and liquidity including, but not limited to, access to additional borrowing capacity under the Company’s credit facility; the impact of potential changes in the Company’s credit ratings; cybersecurity risks, such as those involving unauthorized access, malicious software, data privacy breaches by employees or others with authorized access, cyber or phishing-attacks, ransomware and other security issues; uncertainties about the Company’s ability to replace reserves and economically develop its current reserves; general economic and business conditions, either internationally or domestically; competition in the oil and natural gas industry; uncertainty concerning the Company’s assumed or possible future results of operations; and other important factors that could cause actual results to differ materially from those projected.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

INVESTOR RELATIONS

Megan P. Hays

Vice President of Investor Relations and Public Affairs

432.685.2533

Mary T. Starnes

Senior Financial Analyst

432.221.0477